Contingencies and Other Matters	12 Months Ended
Dec. 31, 2011
Contingencies And Other Matters [Abstract]
Contingencies and Other Matters

Note 23 ― Contingencies and Other Matters

The Company, through its subsidiaries, is contingently liable for various guarantees provided in the ordinary course of business.

A. Financial Guarantees Primarily Associated with the Sold Retirement Benefits Business

Separate account assets are contractholder funds maintained in accounts with specific investment objectives. The Company records separate account liabilities equal to separate account assets.  In certain cases, primarily associated with the sold retirement benefits business (which was sold in April 2004), the Company guarantees a minimum level of benefits for retirement and insurance contracts, written in separate accounts.  The Company establishes an additional liability if management believes that the Company will be required to make a payment under these guarantees.

The Company guarantees that separate account assets will be sufficient to pay certain retiree or life benefits.  The sponsoring employers are primarily responsible for ensuring that assets are sufficient to pay these benefits and are required to maintain assets that exceed a certain percentage of benefit obligations.  This percentage varies depending on the asset class within a sponsoring employer's portfolio (for example, a bond fund would require a lower percentage than a riskier equity fund) and thus will vary as the composition of the portfolio changes.  If employers do not maintain the required levels of separate account assets, the Company or an affiliate of the buyer has the right to redirect the management of the related assets to provide for benefit payments.  As of December 31, 2011, employers maintained assets that exceeded the benefit obligations. Benefit obligations under these arrangements were $1.7 billion as of December 31, 2011.  As of December 31, 2011, approximately 75% of these guarantees are reinsured by an affiliate of the buyer of the retirement benefits business. The remaining guarantees are provided by the Company with minimal reinsurance from third parties. There were no additional liabilities required for these guarantees as of December 31, 2011.  Separate account assets supporting these guarantees are classified in Levels 1 and 2 of the GAAP fair value hierarchy.  See Note 10 for further information on the fair value hierarchy.

The Company does not expect that these financial guarantees will have a material effect on the Company's consolidated results of operations, liquidity or financial condition.

B. Guaranteed Minimum Income Benefit Contracts

The Company's reinsurance operations, which were discontinued in 2000 and are now an inactive business in run-off mode, reinsured minimum income benefits under certain variable annuity contracts issued by other insurance companies.  A contractholder can elect the guaranteed minimum income benefit (“GMIB”) within 30 days of any eligible policy anniversary after a specified contractual waiting period. The Company's exposure arises when the guaranteed annuitization benefit exceeds the annuitization benefit based on the policy's current account value.  At the time of annuitization, the Company pays the excess (if any) of the minimum benefit guaranteed under the contract over the benefit based on the current account value in a lump sum to the direct writing insurance company.

In periods of declining equity markets or declining interest rates, the Company's GMIB liabilities increase.  Conversely, in periods of rising equity markets and rising interest rates, the Company's liabilities for these benefits decrease.

The Company estimates the fair value of the GMIB assets and liabilities using assumptions for market returns and interest rates, volatility of the underlying equity and bond mutual fund investments, mortality, lapse, annuity election rates, non-performance risk, and risk and profit charges.  See Note 10 for additional information on how fair values for these liabilities and related receivables for retrocessional coverage are determined.

The Company is required to disclose the maximum potential undiscounted future payments for GMIB contracts.  Under these guarantees, the future payment amounts are dependent on equity and bond fund market and interest rate levels prior to and at the date of annuitization election, which must occur within 30 days of a policy anniversary, after the appropriate waiting period.  Therefore, the future payments are not fixed and determinable under the terms of the contract.  Accordingly, the Company has estimated the maximum potential undiscounted future payments using hypothetical adverse assumptions, defined as follows:

  no annuitants surrendered their accounts;
  all annuitants lived to elect their benefit;
  all annuitants elected to receive their benefit on the next available date (2012 through 2018); and
  all underlying mutual fund investment values remained at the December 31, 2011 value of $1.1 billion with no future returns.

The maximum potential undiscounted payments that the Company would make under those assumptions would aggregate $1.2 billion before reinsurance recoveries.  The Company expects the amount of actual payments to be significantly less than this hypothetical undiscounted aggregate amount.  The Company has retrocessional coverage in place from two external reinsurers which covers 55% of the exposures on these contracts.  The Company bears the risk of loss if its retrocessionaires do not meet or are unable to meet their reinsurance obligations to the Company.

C. Certain Other Guarantees

The Company had indemnification obligations to lenders of up to $292 million as of December 31, 2011, related to borrowings by certain real estate joint ventures which the Company either records as an investment or consolidates. These borrowings, that are nonrecourse to the Company, are secured by the joint ventures' real estate properties with fair values in excess of the loan amounts and mature at various dates beginning in 2012 through 2021.  The Company's indemnification obligations would require payment to lenders for any actual damages resulting from certain acts such as unauthorized ownership transfers, misappropriation of rental payments by others or environmental damages.  Based on initial and ongoing reviews of property management and operations, the Company does not expect that payments will be required under these indemnification obligations.  Any payments that might be required could be recovered through a refinancing or sale of the assets.  In some cases, the Company also has recourse to partners for their proportionate share of amounts paid.  There were no liabilities required for these indemnification obligations as of December 31, 2011.

As of December 31, 2011, the Company guaranteed that it would compensate the lessors for a shortfall of up to $44 million in the market value of certain leased equipment at the end of the lease. Guarantees of $28 million expire in 2012 and $16 million expire in 2016. The Company had liabilities for these guarantees of $14 million as of December 31, 2011.

The Company has agreements with certain banks that provide banking services to settle claim checks processed by the Company for Administrative Services Only (“ASO”) and certain minimum premium customers. The customers are responsible for adequately funding their accounts as claim checks are presented for payment. Under these agreements, the Company guarantees that the banks will not incur a loss if a customer fails to properly fund its account. The amount of the guarantee fluctuates daily. As of December 31, 2011, the aggregate maximum exposure under these guarantees was approximately $390 million and there were no liabilities required. There were no material charges related to these guarantees for the twelve months ended December 31, 2011 and there were $3 million in after-tax charges for the same period in 2010. Through February 13, 2012, the exposure that existed at December 31, 2011 has been reduced by approximately 94% through customers' funding of claim checks when presented for payment. In addition, the Company can limit its exposure under these guarantees by suspending claim payments for any customer who has not adequately funded their bank account.

The Company contracts on an ASO basis with customers who fund their own claims. The Company charges these customers administrative fees based on the expected cost of administering their self-funded programs. In some cases, the Company provides performance guarantees associated with meeting certain service-related and other performance standards. If these standards are not met, the Company may be financially at risk up to a stated percentage of the contracted fee or a stated dollar amount. The Company establishes liabilities for estimated payouts associated with these performance guarantees. Approximately 14% of ASO fees reported for the twelve months ended December 31, 2011 were at risk, with reimbursements estimated to be approximately 1%.

The Company had indemnification obligations as of December 31, 2011 in connection with acquisition and disposition transactions. These indemnification obligations are triggered by the breach of representations or covenants provided by the Company, such as representations for the presentation of financial statements, the filing of tax returns, compliance with law or the identification of outstanding litigation. These obligations are typically subject to various time limitations, defined by the contract or by operation of law, such as statutes of limitation. In some cases, the maximum potential amount due is subject to contractual limitations based on a percentage of the transaction purchase price, while in other cases limitations are not specified or applicable. The Company does not believe that it is possible to determine the maximum potential amount due under these obligations, since not all amounts due under these indemnification obligations are subject to limitation. There were no liabilities for these indemnification obligations as of December 31, 2011.

The Company does not expect that these guarantees will have a material adverse effect on the Company's consolidated results of operations, financial condition or liquidity.

D. Regulatory and Industry Developments

Regulation. The health services industry is heavily regulated by federal and state laws and administrative agencies, such as state departments of insurance and the Federal Departments of Labor, Health and Human Services, Treasury and Justice, as well as the courts. Regulation, legislation and judicial decisions have resulted in changes to industry and the Company's business practices and will continue to do so in the future. In addition, the Company's subsidiaries are routinely involved with various claims, lawsuits and regulatory and IRS audits and investigations that could result in financial liability, changes in business practices, or both. Health care regulation and legislation in its various forms, including the implementation of the Patient Protection and Affordable Care Act (including the Reconciliation Act) that was signed into law during the first quarter of 2010, could have a material adverse effect on the Company's health care operations if it inhibits the Company's ability to respond to market demands, adversely affects the way the Company does business, or results in increased medical or administrative costs without improving the quality of care or services.

Other possible regulatory and legislative changes or judicial decisions that could have an adverse effect on the Company's businesses include:

  additional mandated benefits or services that increase costs;
  legislation that would grant plan participants broader rights to sue their health plans;
  changes in public policy and in the political environment, that could affect state and federal law, including legislative and regulatory proposals related to health care issues, that could increase cost and affect the market for the Company's health care products and services;
  changes in Employee Retirement Income Security Act of 1974 (“ERISA”) regulations resulting in increased administrative burdens and costs;
  additional restrictions on the use of prescription drug formularies and rulings from pending purported class action litigation, that could result in adjustments to or the elimination of the average wholesale price of pharmaceutical products as a benchmark in establishing certain rates, charges, discounts, guarantees and fees for various prescription drugs;
  additional privacy legislation and regulations that interfere with the proper use of medical information for research, coordination of medical care and disease and disability management;
  additional variations among state laws mandating the time periods and administrative processes for payment of health care provider claims;
  legislation that would exempt independent physicians from antitrust laws; and
  changes in federal tax laws, such as amendments that could affect the taxation of employer provided benefits.

The health services industry remains under scrutiny by various state and federal government agencies and could be subject to government efforts to bring criminal actions in circumstances that could previously have given rise only to civil or administrative proceedings.

Guaranty fund assessments. The Company operates in a regulatory environment that may require the Company to participate in assessments under state insurance guaranty association laws. The Company's exposure to assessments is based on its share of business it writes in the relevant jurisdictions for certain obligations of insolvent insurance companies to policyholders and claimants. For the years ended December 31, 2011 and 2010, charges related to guaranty fund assessments were not material to the Company's results of operations.

The Company is aware of an insurer that is in rehabilitation, an intermediate action before insolvency. As of December 31, 2011, the regulator had petitioned the state court for liquidation and the Company believes it is likely that the state court will rule on insolvency for this insurer in 2012. If the insurer is declared insolvent and placed in liquidation, the Company and other insurers may be required to pay a portion of policyholder claims through guaranty fund assessments from various states in which the Company's insurance subsidiaries write premiums. Based on current information available, that is subject to change, the Company has estimated that potential future assessments could decrease its future results of operations by up to $40 million after-tax. The ultimate amount and timing of any future charges for this potential insolvency will depend on several factors, including the declaration of insolvency and the amount of the potential insolvency, the basis, amount and timing of associated estimated future guaranty fund assessments and the availability and amount of any potential premium tax and other offsets. Cash payments, if any, by the Company's insurance subsidiaries are likely to extend over several years. The Company will continue to monitor the outcome of the court's deliberations and may record a liability and expense in a future reporting period.

E. Litigation and Other Legal Matters

The Company is routinely involved in numerous claims, lawsuits, regulatory and IRS audits, investigations and other legal matters arising, for the most part, in the ordinary course of managing a health services business, including payments to providers and benefit level disputes. Such legal matters include benefit claims, breach of contract claims, tort claims, disputes regarding reinsurance arrangements, employment related suits, employee benefit claims, wage and hour claims, and intellectual property and real estate related disputes. Litigation of income tax matters is accounted for under FASB's accounting guidance for uncertainty in income taxes. Further information can be found in Note 19. The outcome of litigation and other legal matters is always uncertain, and unfavorable outcomes that are not justified by the evidence can occur. The Company believes that it has valid defenses to the legal matters pending against it and is defending itself vigorously.

When the Company (in the course of its regular review of pending litigation and legal matters) has determined that a material loss is reasonably possible, the matter is disclosed including an estimate or range of loss or a statement that such an estimate cannot be made. In many proceedings, however, it is inherently difficult to determine whether any loss is probable or even possible or to estimate the amount or range of any loss. In accordance with applicable accounting guidance, when litigation and regulatory matters present loss contingencies that are both probable and estimable, the Company accrues the estimated loss by a charge to income. The amount accrued represents the Company's best estimate of the probable loss. If only a range of estimated losses can be determined, the Company accrues an amount within the range that, in the Company's judgment, reflects the most likely outcome; if none of the estimates within that range is a better estimate than any other amount, the Company accrues at the low end of the range. In cases that the Company has accrued an estimated loss, the accrued amount may differ materially from the ultimate amount of the relevant costs. As a litigation or regulatory matter develops, the Company monitors the matter for further developments that could affect the amount previously accrued, if any, and updates such amount accrued or disclosures previously provided as appropriate.

Except as otherwise noted, the Company believes that the legal actions, proceedings and investigations currently pending against it should not have a material adverse effect on the Company's results of operation, financial condition or liquidity based upon current knowledge and taking into consideration current accruals. However, in light of the uncertainties involved in these matters, there is no assurance that their ultimate resolution will not exceed the amounts currently accrued by the Company and that an adverse outcome in one or more of these matters could be material to the Company's results of operation, financial condition or liquidity for any particular period.

Amara cash balance pension plan litigation. On December 18, 2001, Janice Amara filed a class action lawsuit, captioned Janice C. Amara, Gisela R. Broderick, Annette S. Glanz, individually and on behalf of all others similarly situated v. Cigna Corporation and Cigna Pension Plan, in the United States District Court for the District of Connecticut against Cigna Corporation and the Cigna Pension Plan on behalf of herself and other similarly situated participants in the Cigna Pension Plan affected by the 1998 conversion to a cash balance formula. The plaintiffs allege various ERISA violations including, among other things, that the Plan's cash balance formula discriminates against older employees; the conversion resulted in a wear away period (when the pre-conversion accrued benefit exceeded the post-conversion benefit); and these conditions are not adequately disclosed in the Plan.

In 2008, the court issued a decision finding in favor of Cigna Corporation and the Cigna Pension Plan on the age discrimination and wear away claims. However, the court found in favor of the plaintiffs on many aspects of the disclosure claims and ordered an enhanced level of benefits from the existing cash balance formula for the majority of the class, requiring class members to receive their frozen benefits under the pre-conversion Cigna Pension Plan and their post-1997 accrued benefits under the post-conversion Cigna Pension Plan. The court also ordered, among other things, pre-judgment and post-judgment interest.

Both parties appealed the court's decisions to the United States Court of Appeals for the Second Circuit which issued a decision on October 6, 2009 affirming the District Court's judgment and order on all issues. On January 4, 2010, both parties filed separate petitions for a writ of certiorari to the United States Supreme Court. Cigna's petition was granted, and on May 16, 2011, the Supreme Court issued its Opinion in which it reversed the lower courts' decisions and remanded the case to the trial judge for reconsideration of the remedy. The Court unanimously agreed with the Company's position that the lower courts erred in granting a remedy for an inaccurate plan description under an ERISA provision that allows only recovery of plan benefits. However, the decision identified possible avenues of “appropriate equitable relief” that plaintiffs may pursue as an alternative remedy.

The case is now in the trial court following remand. Briefs have been filed on the remedial issues and oral argument took place on December 9, 2011. The Company will continue to vigorously defend its position in this case. As of December 31, 2011, the Company continues to carry a liability of $82 million pre-tax ($53 million after-tax), that reflects the Company's best estimate of the exposure.

Ingenix. On February 13, 2008, State of New York Attorney General Andrew M. Cuomo announced an industry-wide investigation into the use of data provided by Ingenix, Inc., a subsidiary of UnitedHealthcare, used to calculate payments for services provided by out-of-network providers. The Company received four subpoenas from the New York Attorney General's office in connection with this investigation and responded appropriately. On February 17, 2009, the Company entered into an Assurance of Discontinuance resolving the investigation. In connection with the industry-wide resolution, the Company contributed $10  million to the establishment of a new non-profit company that now compiles and provides the data formerly provided by Ingenix.

The Company was named as a defendant in a number of putative nationwide class actions asserting that due to the use of data from Ingenix, Inc., the Company improperly underpaid claims, an industry-wide issue. All of the class actions were consolidated into Franco v. Connecticut General Life Insurance Company et al., which is pending in the United States District Court for the District of New Jersey. The consolidated amended complaint, filed on August 7, 2009, asserts claims under ERISA, the RICO statute, the Sherman Antitrust Act and New Jersey state law on behalf of subscribers, health care providers and various medical associations. Cigna filed a motion to dismiss the consolidated amended complaint on September 9, 2009. Plaintiffs filed a motion for class certification on May 28, 2010. Fact and expert discovery have been completed.

On September 23, 2011, the court granted in part and denied in part the motion to dismiss the consolidated amended complaint.  The court dismissed all claims by the health care provider and medical association plaintiffs for lack of standing to sue, and as a result the case will proceed only on behalf of subscribers.   In addition, the court dismissed all of the antitrust claims, the ERISA claims based on disclosure and the New Jersey state law claims.  The court did not dismiss the ERISA claims for benefits and claims under the RICO statute.

On June 9, 2009, Cigna filed motions in the United States District Court for the Southern District of Florida to enforce a previous settlement, In re Managed Care Litigation, by enjoining the RICO and antitrust causes of action asserted by the provider and medical association plaintiffs in the Ingenix litigation on the ground that they arose previously and were released in the prior settlement. On November 30, 2009, the Court granted the motions and ordered the provider and association plaintiffs to withdraw their RICO and antitrust claims from the Ingenix litigation. Plaintiffs appealed to the Eleventh Circuit and the appeal is pending. The claims of these provider and association plaintiffs have now been dismissed by the Franco court for lack of standing as described above, and therefore Cigna moved to dismiss the Eleventh Circuit appeal as moot.

It is reasonably possible that others could initiate additional litigation or additional regulatory action against the Company with respect to use of data provided by Ingenix, Inc. The Company denies the allegations asserted in the investigations and litigation and will vigorously defend itself in these matters.

Due to numerous uncertain and unpredictable factors presented in these cases, it is not possible to estimate a range of loss at this time and, accordingly, no accrual has been recorded in the Company's financial statements.

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Karp gender discrimination litigation. On March 3, 2011, Bretta Karp filed a class action gender discrimination lawsuit against the Company in the United States District Court for the District of Massachusetts. The plaintiff alleges systemic discrimination against females in compensation, promotions, training, and performance evaluations in violation of Title VII of the Civil Rights Act of 1964, as amended, and Massachusetts law. Plaintiff seeks monetary damages and various other forms of broad programmatic relief, including injunctive relief, backpay, lost benefits, and preferential rights to jobs. The Company filed a motion to dismiss the lawsuit on May 16, 2011, which is fully briefed and pending. The Company denies the allegations asserted in the litigation and will vigorously defend itself in this case. Due to numerous uncertain and unpredictable factors presented in this case, it is not possible to estimate a range of loss (if any) at this time, and accordingly, no accrual has been recorded in the Company's financial statements.